Exhibit 32

Certification of the Chief Executive Officer and Principal Financial Officer
Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I,  Kenneth S. Forster, certify,  pursuant  to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of  APC Group, Inc. on Form 10-KSB for the fiscal year ended  November 30, 3008, fully complies  with  the requirements of Section 13(a) or 15(d) of  the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of APC Group, Inc.

Date:  February 2, 2010

By:	/s/ Kenneth S. Forster
Kenneth S. Forster,
Chief Executive Officer, and
Principal Financial Officer